Securities Act Registration No. 002-43674
                             Investment Company Act Registration No. 811-01932


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A



    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [  ]
                Pre-Effective Amendment No. __                   [  ]
                Post-Effective Amendment No. 45                  [xx]
                            And/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                       Amendment No. 33                          [xx]



                               VALLEY FORGE FUND
              (Exact Name of Registrant as Specified in Charter)

                        1375 ANTHONY WAYNE DRIVE
                           WAYNE,  PA  19087
         (Address of Principal Executive Offices)(Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (610) 688-6839

                              BERNARD B. KLAWANS
                               VALLEY FORGE FUND
                           1375 ANTHONY WAYNE DRIVE
                               WAYNE, PA  19087
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
     [  ] immediately upon filing pursuant to paragraph (b)
     [XX] on March 24, 2009 pursuant to paragraph (b)
     [  ] 60 days after filing pursuant to paragraph (a)(1)
     [  ] on (date) pursuant to paragraph (a)(1)
     [  ] on 75 days after filing pursuant to paragraph (a)(2)
     [  ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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FRONT COVER

INVESTMENT ADVISER:

Valley Forge Management Corporation
1375 Anthony Wayne Drive
Wayne PA 19087



INDEX:

RISK/RETURN SUMMARY ................. 2
 Fund Investment Objectives/Goals ... 2
 Principal Investment Strategies .... 2
 Principal Investment Risks ......... 2
 Risk/Return Bar Chart & Table ...... 2
FEES & EXPENSES ..................... 3
OBJECTIVES, STRATEGIES & RISKS ...... 3            VALLEY FORGE FUND, INC.
 Investment Objectives .............. 3
 Investment Strategies .............. 3
 Risks .............................. 4
FUND PERFORMAMCE .................... 4                  Prospectus
MANAGEMENT .......................... 4               March  24, 2009
Legal Proceedings ................... 5
CAPITAL STOCK ....................... 5
SHAREHOLDER INFORMATION ............. 5
 Fair Pricing of Fund Shares ........ 5
PURCHASES & REDEMPTIONS ............. 5
 Purchase of Fund Shares ............ 5
 Redemption of Fund Shares .......... 6   Like all mutual funds, the Securities
DIVIDENDS & DISTRIBUTIONS ........... 6   & Exchange Commission has not approv-
TAX CONSEQUENCES .................... 6   ed or disapproved the security offer-
DISTRIBUTION ARRANGEMENTS ........... 7   ed in  this  Prospectus and  has  not
MONEY LAUNDERING .................... 7   passed  upon the accuracy or adequacy
FINANCIAL HIGHLIGHTS PAST 5 YEARS ... 7   of this Prospectus.   Any representa-
WHERE IS MORE INFORMATION ........... 8   tion  to  the  contrary is a criminal
WHY READ THIS PROSPECTUS ............ 8   offense.

























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                              RISK/RETURN SUMMARY

                      Fund Investment Objectives/Goals
The Fund is an open-ended non-diversified investment company that seeks capital appreciation through investment in common stocks and securities convertible into common stocks where return from dividends and interest is considered in the selection of its holdings.

                        Principal Investment Strategies
Security selections recommended by our Investment Advisor include companies that have shown a general upturn in earnings accompanied by dividend increases. The Advisor also recommends companies that either lead or are in the process of becoming leaders in their fields of endeavor. On occasion, companies will be recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued. All (small, medium and large cap) securities are considered in the above evaluations. In 2008, the cash portion of the Fund was decreased from 50 to about 30 percent because market conditions suggested security purchase opportunities.

                           Principal Investment Risks
Narrative Risk Disclosure: The Fund's total return, like stock prices generally, goes up and down such that an investor may lose money over short and even long periods of time. The Fund is also subject to manager risk, where in spite of investment strategies, poor security selection will cause the Fund to under per-form other Funds with similar investment objectives. Considering small and medium cap securities may increase the risks involved because of their lessened ability to withstand adversity and liquidity problems.

Non-diversification Policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securi-ties. As a result, the Fund may be more susceptible to a single negative eco-nomic, political or regulatory occurrence. The Fund seeks only enough diversi-fication in its security selections to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.
Temporary Defensive Position: Because of the conservative intent of Fund manage-ment, the Fund may invest in large amounts of money market securities to defend capital during such times that periods of falling common stock prices are ex-pected. These investment decisions made by the Adviser to defend capital may reduce potential profits in extended periods of rising common stock prices.

                       Risk/Return Bar Chart and Table
The Bar Chart and Table provides an indication of the risk, before taxes, of in-vesting in the Fund by giving the percent change in value for each of the past ten years. During this period, the highest return was 15.18% for the calandar quarter ended 12/31/03 and the lowest was -15.41% for the quarter ended 09/30/02. Please remember that the Fund's past performance both before and after taxes does not indicate how it may perform in the future.
  (Ordinate (Height of Bar in Percent)
   0.27   0.48  18.57  (7.89) 25.91   5.40  (1.84) 10.21   2.83 (20.05)
Abcissa (Year End Date)
   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

                                                  Average Annual Total Returns:
                                                 Periods Ended December 31, 2008
         Valley Forge Fund                           1 year   5 years  10 years
 Return Before Taxes                                (20.05)%   (1.32)%    2.63%
 After Taxes on Distributions                       (21.21)    (1.40)     2.17
 After Taxes on Distributions & Sale of Fund Shares (12.99)     (.47)     2.70
    Dow Jones Industrial Average
 Return Before Fees, Expenses or Taxes               (33.8)%   (6.44)%    (.45)%


                                     - 2 -
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The above table shows the Fund's average annual returns for one, five and ten years and the effect of federal income taxes on these returns. Tax figures for the Fund were calculated using the highest individual federal income tax bracket for every situation. Actual after tax returns may be lower then those shown since they depend on the investor's tax status but do not reflect the impact of State & Local taxes. Please note that this tax information does not apply to tax deferred accounts such as IRA's because such accounts are subject to taxation only upon distribution.

                                   FEES AND EXPENSE
Fees and expenses that you may pay if you buy and hold Fund shares are:
    Shareholder Fees (fees paid directly from your investment):
        Maximum Sales Charge (Load) Imposed on Purchases:           None
        Maximum Deferred Sales Charge (Load):                       None
        Maximum Sales Charge (Load) on Reinvested Dividends:        None
        Redemption Fee:                                             None
        Exchange Fee:                                               None

 Annual Fund Operating Expenses (expenses deducted from Fund assets):
        Management Fees:                                            1.00%
        Distribution (and/or Service) (12b-1) Fees:                 None
        Other Expenses:                                             0.26%
            Total Annual Fund Operating Expenses:                   1.26%

In November 2007, the Fund's independent registered public accounting firm at that time, Sanville & Company, reissued their firm's audit reports under Form N-CSR/A for the years ended December 31, 2006, 2005 and 2004. The Fund's previously issued financial statements omitted disclosures regarding concentration of credit risk and disclosures regarding related party transactions wherein the sole shareholder of the Manager of the Fund made various short-term no interest loans to the Fund to assist it in meeting redemption requests without having to sell portfolio investments. The charge for this auditing service (see Legal Proceedings for details on page 4) that was received on December 27, 2007 was unexpectively large ($10,100) which drove the Expense Ratio to 1.56%. This fee was paid and the Fund received $5,872.39 from the Management Corp in early 2008 to bring the Expense Ratio down to 1.50%.

Expense Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:
                1 year          3 years         5 years      10 years
                $  138          $  432          $  748        $1,642

                        OBJECTIVES, STRATEGIES, AND RISKS

Investment Objectives: The Fund seeks to provide capital appreciation through investment in common stocks and securities convertible into common stocks. Purchases of issues listed primarily on the New York Stock exchange will be recommended by the Adviser whenever he believes that a period of rising common stocks is expected soon. It must be realized, as is true of almost all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.

Investment Strategies: As stated in the section Principal Investment Strategies on page 2, security selection recommended by our Investment Advisor include companies that have shown a general upturn in earnings accompanied by com-mensurate dividend increases. The Adviser also recommends companies that either

                                    - 3 -
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lead or are in the process of becoming leaders in their fields of endeavor.  On occasion, companies are recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued. Additional disclosures concerning portfolio holdings may be found in part B the Statement of Additional Information. The Fund does not have a web site. Portfolio Turnover Policy: In volatile markets, the Fund may engage in short-term trading (selling securities within a year of purchase) in response to rapidly changing market and particular security conditions. This would affect taxes paid by shareholders in that profits, if any, would be treated as ordinary income rather than the lower rate on long-term capital gains. Turnover of the Fund's portfolio of securities was 39% in 2008 8% in 2007 and 10% in 2006.

Risk: Narrative Risk Disclosure (pg 2) describes risks of investing in the Fund.

                             FUND PERFORMANCE
In view of the severe stock market decline, management has reduced the cash position from 50% to about 30% percent; and is continuing to seek additional investment opportunities.

                                 MANAGEMENT
Investment Adviser: The Valley Forge Management Corp. (VFMC) is a Pennsylvania corporation located at 1375 Anthony Wayne Drive, Wayne PA. that has acted as the Investment Adviser of the Fund since its inception in 1971. Mr. Bernard B. Klawans, the President and Portfolio Manager of the Fund, is VFMC's founder, owner, officer and director. Although he manages the day to day operations of the Fund, his only remuneration comes from receipt of the management fee earned by VFMC for investment advice.
On July 19, 1978, Fund shareholders approved a management and advisory contract with VFMC that was unanimously renewed on August 19,2008 by all Directors. This Agreement will continue on a year-to-year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. The reasons for the selection of their Investment Adviser are detailed in the Fund's annual report.

Contract Terms: VFMC will furnish investment advice to the Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The Agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding shares of the Fund on not more than 60 days written notice to VFMC. In the event of its assignment, the Agreement will terminate automatically. The Fund's officers and directors are empowered at any time to reject or cancel VFMC's advice. For these services the Fund has agreed to pay to VFMC a monthly fee equal to one-twelfth of 1% per month of the daily average net assets of the Fund during the month. VMFC would forgo sufficient fees to hold total expenses of the Fund to less than 1.5% of its total assets. All fees and expenses of the Fund incurred in 2007 were 1.56% of its averaged assets for the year. The overage was paid back to the Fund as described in Section Fees and Expenses on page 3 above.

Expense Sharing: VFMC pays salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. VFMC also acts as the Fund's shareholder transfer agent & provides clerical services upon request, both on a pro-bono basis. Its only remuneration is the management fee paid for investment advice. The Fund pays all other expenses including directors not affiliated with the Advisor; legal, transfer agent & accounting fees; brokerage commissions; interest; taxes and the expense of operating its offices. VFMC has paid the initial organizational costs of the Fund and will reimburse the Fund for any losses incurred because of purchase reneges. It received $82,237 in management fees in 2008, $97,953 in 2007 and $94,882 in 2006.
                                    - 4 -
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Legal Proceedings: As of the date of this Prospectus, there has been no litigation involving the Fund since inception in 1971. In November 2007, the Fund's independent registered public accounting firm at that time, Sanville & Company reissued their firm's audit reports of the Fund under Form N-CSR/A for the years ended 2006, 2005 and 2004 as described in Section 3, Fees and Expenses to disclose concentration of credit risk and disclosures regarding party transactions wherein the sole shareholder of the manager of the Fund made various short-term interest-free loans to the Fund in order to assist the Fund in meeting redemption requests without having to sell portfolio investments.
For the year ended December 31, 2008 as stated in Note 1 of the Fund's 2008 Annual Report, the concentration of risk has been disclosed. Also, for the year ended December 31, 2008, the Manager of the Fund did not make any short term loans to the Fund in order to assist the Fund in meeting redemption requests.

                               CAPITAL STOCK
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no convers-ion or pre-emptive rights applicable to any shares of the Fund. All shares is-sued are fully paid and non-assessible.

Voting Rights: Each holder of common stocks has one vote for each share held. Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose.


                          SHAREHOLDER  INFORMATION
Who may invest: Investors seeking a fund that desires modest fluctuations under all market conditions and are willing to accept under performance on the upside in times of extraordinary market moves to achieve the desired preservation of capital by going to large short-term cash positions.
Who should not invest: Investors desiring high risk increases in net asset value and are willing to accept significant fluctuations in share prices.

                         Fair Pricing of Fund Shares
When & How We Price: The net asset value of the Fund's shares is determined as of the close of each business day the New York Stock Exchange ("NYSE") is open (presently 4:00 PM Monday through Friday). This, however, is exclusive of all legal holidays the NYSE so honors by being closed for the day. Prices are determined by dividing the value of its securities plus cash & other assets less liabilities, excluding capital surplus, by the number of shares outstanding.

Fair Value Pricing: The market value of securities held by the Fund that are listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market.
Short-term paper (debt obligations maturing in 60 days or less) is valued at fair market value as determined in good faith by the Board of Directors.


                           PURCHASES & REDEMPTIONS
                           Purchase of Fund Shares
The offering price of Fund shares is at the net asset value per share next de-termined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares". The Fund re-serves the right to terminate offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgement of manage-ment such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. The minimum purchase of shares is $1,000 that is due and payable three business days after the purchase date. Less may be ac-cepted under especial circumstances.
Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is
                                      - 5 -

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$100, but less may be accepted under especial circumstances.

                           Redemption of Fund Shares
Endorsement Requirements: The Fund will redeem all or any part of the shares of any shareholder that tenders a request for redemption ( if certificates have not been issued) or certificates with respect to shares for which certificates had been issued. In either case, proper endorsements guaranteed either by a nation-al bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management.

Redemption Price: The redemption price is the net asset value per share next determined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Redemption Payment: Payment of the Fund will ordinarily be made within three business days after tender. The Fund may supend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission ("SEC")or when the SEC has determined that an emergency exists, making disposal of Fund securities or valuation of net assets not reasonably practical. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

                        DIVIDENDS & DISTRIBUTIONS
Re-Investments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

                            TAX CONSEQUENCES
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and real-ized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities trans-actions, and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Tax Distributions: Distributions of any net long-term capital gains realized by the Fund in 2008 will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. Income realized by the Fund, including short-term capital gains and interest earned, will be taxable to the shareholder as ordinary income. Income from qualified corporate dividends will be taxed at the qualified dividend rate. Div-idends from net income will be made annually. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes. All Fund dividends are taxable whether paid in cash or more shares.

Federal Withholding: The Fund is required by federal law to withhold a percentage of reportable payments (which may include dividends, capital gains, distrbutions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

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                         DISTRIBUTION ARRANGEMENTS
The Fund is a truly no-load fund in that there are NO purchase or sales fees and no 12b-1 fees and no account maintenance fees except for IRA's because of the necessity of employing an independent trust company for custodian services.

                             MONEY LAUNDERING
Purchase or sale of Fund shares by any shareholder will not be permitted within 10 business days of previous sales or purchases to eliminate any posibility of money laundering. Also, any single purchase over $250,000 or additions in accounts that are valued at more than $2,000,000 must be approved by the Board of Directors before acceptance. These policies have been adapted to protect re-maining shareholders from excessive adminstrative costs and the United States in general from use of the Fund for terrorist purposes. Details may be obtained by calling the Fund and requesting a copy of its Money Laundering Policy that has been approved by the Board of Directors. The Board has also approved a Code of Ethics that limits the ability of Directors, Officers and Adviser personnel along with their close relations from trading securities at the same time as the Fund.

                    FINANCIAL HIGHLIGHTS PAST FIVE YEARS
The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information re-flects financial results for a single Fund share. The total returns in the ta-ble represent the rate that an investor would have earned (or lost) on an in-vestment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Conner and Associates PC, Certified Public Accountants, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, that is available upon request.

                                             For the Years Ended December 31
                                          2008     2007    2006     2005    2004
PER SHARE DATA: *
Net Asset Value, Start of Year:          $ 9.35   $ 9.53  $ 8.89  $ 9.24  $ 8.89
                                          ______________________________________
Income from Investment Operations:
 Net Investment Income (**)                0.23     0.16    0.25    0.18    0.13
 Net Realized & Unrealized Gain (Loss)
     on Investments                       (2.10)    0.11    0.64   (0.35)   0.35
                                         ______________________________________
   Total from Investment Operations       (1.87)    0.27    0.89   (0.17)   0.48
                                          ______________________________________
Less Distributions:                        0.35   (0.45)  (0.25)  (0.18)  (0.13)
                                          ______________________________________
Net Asset Value, End of Period            $7.13   $ 9.35  $ 9.53  $ 8.89   $9.24
                                          ======================================
Total Return: (***)                      (20.05)   2.83%  10.12%  (1.84)%  5.40%

RATIOS TO AVERAGE NET ASSETS:
Expenses:                                 1.26     1.56(*) 1.27%   1.36%   1.22%
Net Investment Income:                    4.23%    1.75%   1.14%   0.55%   0.69%

SUPPLEMENTAL DATA:
Net Assets in Thousands                  $6,976  $ 9,108 $ 9,698 $ 9,510 $10,070
Portfolio Turnover Rate                    39.4%    8.3%   10.3%   18.3%   15.0%


* Reduced to 1.5% by return of $5,872.39 to the Fund by the Investment Adviser ** Per share net investment income has been determined on the basis of average number of shares outstanding during the period
*** Total return assumes reinvestment of dividends

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                       WHERE TO GO FOR MORE INFORMATION


More information about the Fund may be found in the following documents:


Statement of Additional Information ("SAI") - The SAI contains a description of the Fund's policies and procedures with respect to the Fund's portfolio securities. The SAI also contains additional and more detailed information about the Fund and its Directors, and is considered to be a part of this Prospectus.


Annual and Semi-annual Reports - Our annual audited and semi-annual unaudited reports give current holdings and detailed financial statements of the Fund as of the end of the period presented. In addition, market conditions and Fund strategies that affected the Fund's performance are discussed. First and third quarter financial reports are also prepared.


      There are Two Ways to Get a Copy of One or More of These Documents:
1. Call or write for one, and a copy will be sent without charge.

                           Valley Forge Fund, Inc.
                            1375 Anthony Wayne Dr.
                              Wayne, PA  19087
                               1-800-548-1942

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Com-mission on their Internet site at http://www.sec.gov or at their Public Refer-ence Room in Washington, D.C. Call the Securities and Exchange Commission at
1-202-942-8090 for room hours and operation.   You may also obtain Fund infor-
mation by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at the E-Mail address publicinfo@sec.gov


The Fund does not have a web site. But you may contact the Fund at the above address if you wish to request other information and/or shareholder inquires.


                     WHY YOU SHOULD READ THIS PROSPECTUS

Every attempt has been made to present the objectives, risks and strategies of the Fund in plain and, hopefully, easily understandable language. The Pro-spectus is designed to aid you in deciding whether this is one of the right in-vestments for you. We suggest that you keep it for future references.


              VALLEY FORGE FUND, INC. - SEC file number 811-01932

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                               VALLEY FORGE FUND
                   1375 Anthony Wayne Drive  Wayne PA 19087
                      610-688-6839           800-548-1942



                                     Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                  March 24, 2009
This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated March 24, 2009. Please note that it incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2008 which was filed with the Securities and Exchange Commission on March 13,2009. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.

                               TABLE OF CONTENTS
  FUND HISTORY ............................................................. 2
  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
    Classification ......................................................... 2
    Investment Strategies and Risks ........................................ 2
    Fund Investment Restrictions ........................................... 2
    Temporary Defensive Position and Portfolio Turnover .................... 3
  MANAGEMENT OF THE FUND
    Board of Directors ..................................................... 3
    Fund Holdings of the Current Officers and Directors .................... 3
    Management Information ................................................. 3
    Compensation and Sales Loads ........................................... 3
  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    Control Persons ........................................................ 3
    Principal Holders ...................................................... 3
    Management Ownership ................................................... 4
  INVESTMENT ADVISORY AND OTHER SERVICES
    Investment Adviser ..................................................... 4
    Approval of Investment Adviser Agreement ............................... 4
    Principal Underwriter .................................................. 4
    Other Service Providers ................................................ 4
    Third Party Payments and Service Agreements ............................ 4
    Custody of the Fund's Securities ....................................... 4
    Other Investment Advice ................................................ 4
    Dealer Reallowances and Other Services ................................. 5
  BROKERAGE ALLOWANCES AND OTHER PRACTICES
    Brokerage Transactions and Commissions ................................. 5
    Brokerage Selection .................................................... 5
  CAPITAL STOCK AND OTHER SECURITIES ....................................... 5
  PURCHASE, REDEMPTION, AND PRICING OF SHARES
    Purchase and Redemption of Shares ...................................... 5
    Offering Price and Redemption in Kind .................................. 5
  TAXATION OF THE FUND ..................................................... 5
  UNDERWRITERS OF THE FUND ................................................. 5
  POLICIES AND PROCEDURES USED TO VOTE PROXIES ............................. 6
  TRANSFER AGENT ........................................................... 6
  FINANCIAL STATEMENTS ..................................................... 6
  CALCULATION OF PERFORMANCE DATA .......................................... 6
  DISCLOSURE OF PORTFOLIO HOLDINGS ......................................... 6
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................ 7

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                                    FUND HISTORY

VALLEY FORGE FUND (also referred to as the "Fund") was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestication on Aug-ust 11, 1988. The Fund's registered office is in Wayne, Pa.; mail may be addressed to Box 262, Valley Forge, Pa. 19481.


              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                  Classification
The Fund is an open-end, totally no-load, non-diversified management investment company.

                        Investment Strategies and Risks
All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

                          Fund Investment Restrictions
Investment restrictions were selected to aid in maintaining the conservative nature of the Fund. These may not be changed except by the approval of a major-ity of the outstanding shares; i.e. a) 67% or more of the voting securities pre-sent at a duly called meeting, if the holders of more than 50% of the outstand-ing voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less. The Fund may not:
a) Sell senior securities
b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the val-ue of its total assets.
c) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
d) Invest over 25% of its assets at the time of purchase in any one industry.
e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
f) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be con-sidered the making of a loan.
g) Sell securities short.
h) Invest in securities of other investment companies except as part of a mer-ger, consolidation, or purchase of assets approved by the Fund's sharehold-ers or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
i) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securi-ties of another issuer.
j) Invest in companies for the purpose of acquiring control.
k) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Advisor owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
l) Pledge, mortgage or hypothecate any of its assets.
m) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
n) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years con-tinuous operation, including the operations of any predecessor.

                 Temporary Defensive Position & Portfolio Turnover
Why and how the Fund assumes defensive positions expectations of the amount and effect of portfolio turnover are discussed on page 2 of our Prospectus.


                           MANAGEMENT OF THE FUND

                             Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund & selects an Invest-ment Adviser to provide investment advice (See Investment Adviser, pg 5 of the Prospectus). It meets six times a year to review Fund progress and status.

               Fund Holdings of the Current Officers and Directors

     Name              Dollar Range of Equity   Aggregate Dollar Range of Equity
                       Securities in the Fund     Securities in All Registered
                                                Investment Companies Overseen by
                                                    Officers and Directors in
                                                  Family of Investment Companies
 President and Portfolio Manager
Bernard B. Klawans         over $1,000,001                  over $1,000,001
  Interested Officer
Sandra K. Texter        $  500,001 to $1,000,000       $  500,001 to $1,000,000

  Independent Directors
Donald A. Peterson, COB $   50,001 to $  100,000       $   50,001 to $  100,000
Victor J. Belanger      $   10,001 to $   50,000       $   10,001 to $   50,000
Dr. James P. King       $   10,001 to $   50,000       $   10,001 to $   50,000
Charles W. Majer        $   10,001 to $   50,000       $   10,001 to $   50,000

The above represents Officers and Directors dollar range of equity security holdings in all registered investment companies they act as officers or directors since they only serve the Valley Forge Fund.

                            Management Information
Officers and Directors of the Fund addresses and principal occupations during the past five years are presented herein by reference to its Annual Report filed with the Securities and Exchange Commission on March 13, 2008. The Fund will forward a copy upon receipt of a telephone call or written request.

                          Compensation and Sales Load
A total of $1,647 was paid in 2008 to Independent Directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate officers of the Fund and directors that are affiliated with the Investment Adviser except as they may benefit through payment of the Advisory fee. There are no sales loads whatsoever.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons: There are no companies or persons that control the Fund. The Fund is controlled by its Board of Directors and run by its officers chosen by the Board.

Principal Holders: Bernard B. Klawans, the president & director of the Fund, Portfolio Manager and owner of the Investment Adviser owns 15.7% of the Fund. Sandra K. Texter, the Fund's Secretary and daughter of Mr. Klawans owns 8.8%. Both may be reached at the Fund's address.

                              Management Ownership
All officers and directors own 25.4% of the outstanding shares of the Fund.


                    INVESTMENT ADVISER AND OTHER SERVICES

Investment Adviser: The Valley Forge Management Corporation (the "Adviser") acts as the Investment Adviser to the Fund. It is responsible for conducting continuous reviews of the portfolio to provide recommendations as to when and to what extent securities should be purchased or sold for monthly fees of one-twelth of one percent of the daily average net assets of the Fund during the month. The Adviser, upon request, also acts as the Fund's shareholder transfer agent and provides Adviser personnel to perform clerical services, both on a pro bono basis.

Approval of Investment Adviser Agreement: At an in-person meeting held on August 19, 2008, the Board, including all directors, reapproved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Adviser. The Directors considered, among other things:

a. The nature, quality and scope of current and anticipated services that covered providing shareholder transfer agency services, portfolio pricing, adminstration, accounting, includng tax and financial reporting and compliance services at no additional charge to the Fund.
b. The investment performance as compared to mutual funds with similar conservative objectives has been satisfactory,
c. The Fund's management fee was in line with industry standards and the Manager's fiscal status was sound.
Based upon the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisers agreement.

                              Principal Underwriter
The Investment Adviser acts in the capacity of the Fund's Underwriter.

                             Other Service Providers
The Valley Forge Management Corporation ("VFMC") acts as the Fund's Transfer Agent and Dividend Paying Agent pro-bono, that is, no fees are received. The principal address of VFMC is 1375 Anthony Wayne Dr. Wayne PA 19087.
The Fund does its own accounting, subject to an annual certified audit prepared by Conner & Associates, PC located in Newtown, PA.
Ellen Klawans, the daughter-in-law of Mr. Bernard Klawans, files the Fund's reports via Edgar on the SEC's web site and supplies other clerical services. Mrs. Klawans received $0 compensation in 2008. She may be contacted by calling the Fund on 610-688-6839.

                     Third-Party Payments and Service Agreements
There are no third party payments of any kind or service agreements with any or-ganization or individual other than the Investment Adviser as described in the previous paragraph.

                       Custody of the Fund's Securities
The Fund has acted as self custodian of its securities under Form 17f-2 of the
40 Act for about 30 years.   Its securities held that have stock certificates
are securies in a safety deposit box at the Valley Forge Branch of the Commerce Bank. All others are held in book form at Best-Vest, a brokerage firm in Ardmore PA. All holdings are researched by independent audit firms at least three times a year who report their results to the Securities and Exchange Commission.
                            Other Investment Advice
There are no individuals or organizations receiving remunertion from the Invest-ment Adviser or the Fund for providing investment advice except brokers that re-ceive competitive commissions on the purchase and sale of the Fund's securities.

                      Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensation to underwriters or broker dealers, sales personnel or interest, carrying or other finance charges. The Fund sends Prospectuses when it receives requests and pays Trustar Retirement Services to act as the Fund's IRA shareholders custodian.


                     BROKERAGE  ALLOCATION AND OTHER PRACTICES

                       Brokerage Transactions and Commissions
The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. The Fund has no other fixed policy, formula, method, or criteria it uses in al-locating brokerage business to firms furnishing materials and services. In its recently completed year, 2008 the Fund paid $8,595 in brokerage commissions. Brokerage commissions were $8,165 in 2007 and $10,700 in 2006. The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid semiannually.

                                Brokerage Selection
The Fund places all orders for purchase & sale of portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. He may select brokers who, in addition to meeting primary requirements of exe-cution and price, may furnish statistical or other factual information and ser-vices, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of as-sistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser. Scott Klawans, the son of Mr. Klawans, is employed by Best-Vest Co. at Ardmore PA. and has provided brokerage services that meet these requirements established by the Fund's Board of Directors.


                      CAPITAL STOCK AND OTHER SECURITIES
Capital stock and other securities are discussed at length in our Prospectus un-der the Section Capital Stock on Page 5.


                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

                       Purchase and Redemption of Shares
Purchase and redemption of Fund shares are discussed at length in the sections entitled the same in part A, the Fund's Prospectus.

                   Offering Price and Redemption in Kind
The Fund always trades at net asset value. That means that the offering & re-demption prices are the same. Details about the offering price are given in the
section Pricing of Fund Shares on page 5 of our Prospectus.   Redemption in kind
is discussed in the section Redemption of Shares on page 5 of our Prospectus.


                              TAXATION OF THE FUND
Taxation is discussed in the section Tax Consequences on pg 6 of our Prospectus.


                            UNDERWRITERS OF THE FUND
The Investment Adviser is a registered transfer agent & handles all Fund share purchases and redemptions. The only expenses to the Fund for these services are those involved with hardware, software and supplies to provide the services required.
                                     - 5 -

                 POLICIES AND PROCEDURES USED TO VOTE PROXIES
The Fund's total assets are on the order of nine million dollars and only buys securities that have capitalizations of hundreds of millions or more. It has no desire to enter into directing or changing portfolio holdings policies and procedures. It votes positive on items that are believed to benefit the securities share price and negative on items that may hurt the securities share price. Any item considered totally undesirable is replied to by selling the security.

                                 TRANSFER AGENT
The Fund's Investment Adviser, VFMC, acts as the Fund's Transfer Agent that records all Fund share purchases and redemptions on Fund premises. There are no employee charges for these services, but the Fund is charged for supplies and postage. Stock Certificates will be issued upon request but are discouraged because of the danger of loss. All other shareholder holdings are held in book form. The Fund has computers and software, that are provided and managed by VFMC, to run the Fund's operations. All data is backed up and stored in both on and off site secure locations.

                              FINANCIAL STATEMENTS
The Fund's Financial Statements and Report audited by an independent registered public accounting firm are incorporated by reference to the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2008 that was filed with the Securities and Exchange Commission on March 13, 2009. This Annual Report may be obtained without charge through a telephone or written request to the Fund.


                       CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation: The average ending redeemable values on December 31, 2008 of a hypothetical $1,000 investment made one year ago would have been $800, at 5 years ago it would have been $993 and at 10 years ago it would have been $1,263.


                      DISCLOSURE OF PORTFOLIO HOLDINGS

The Valley Forge Fund has on the order of $7 million in total assets. It, therefore, cannot be expected to materially affect the price of securities that it purchases and/or sells. Regardless, the Board of Directors has approved the following policies concerning disclosure of the Fund's portfolio and changes to it.

A. Anyone may obtain the Fund's latest published portfolio at any time by calling the Fund at 1-800-548-1942.

B. The Adviser presents his advice on market conditions to the Board of Directors at each of the six Board meetings per year.

C. The Adviser presents portfolio change recommendations to the Fund's President on a continuing basis since Mr. Klawans holds both posts. The President places buy and/or sell orders to change the Fund's portfolio with brokerage firms as conditions and situations dictate.

D. Directors, brokers that the Fund uses and all other "Interested Persons" are required to sign documentation that they have not purchased and/or sold within 10 business days, the same or equivalent securities that the Fund has purchased and/or sold. Directors report bi-monthly, brokers and other "Interested
 Persons" report all occurances, if any within 10 days of the occurance or yearly if there have been no violations.

E. The Compliance Officer reviews and retains all signed documentation concerning market timing and includes a report on his findings in his annual report to the Board of Directors. Any violation is immediately noted and forwarded to the Board for corrective action.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company performed the Fund's annual audit from 2002 through 2006. they also issued restatements for the 2004, 2005 and 2006 audits. The Board of Directors decided that Conner & Associates PC ("C&A") located in Newtown, PA was better equipped to aid the Fund in remaining fully compliant with the attention now being given to all financial efforts. A proxy statement was sent to shareholders that approved the change. Management is pleased with the effort provided by C&A concerning the completed 2008 Fund audit.

                                    PART C

                               OTHER INFORMATION


Item 23. Financial Statements and Exhibits.

(a) Articles of Incorporation. The Valley Forge Fund was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestication on August 11, 1988.

(b) By-Laws. Copy of Registrant's By-Laws, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 25, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None.

(d) Investment Advisory Contracts. On July 19, 1978, Fund shareholders approved a management and advisory contract with VFMC that was unanimously renewed on August 19, 2008 by all directors. This agreement will continue on a year to year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund by vote of the holders of a majority of the outstanding voting securities of the Fund.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreements. The Fund has acted as self custodian of its securities under Form 17f-2 of the 40 Act for about 30 years. Its securities held that have stock certificates are kept in a safety deposit box at the Valley Forge Branch of TD Bank. All others are held in book form at Best-Vest, a brokerage firm in Ardmore, Pa.

(h) Other Material Contracts.

    (h.1) reimbursement Agreements with Officers and/or Directors (Filed here with)

    (h.2) Other Material Contracts - Principal Trust Services (Filed here with)

(i) Legal Opinion. None

(j) Other Opinions.
Consent of Conner & Associates, P.C., Independent Registered Public Accounting Firm's Consent (filed herewith)

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Capital stock and other securities are discussed at length in our prospectus under the Section Capital Stock on page 5.

(m) Rule 12b-1 Plan. None.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics- Purchase and Sale of Fund's Securities (Filed here with)

Item 24. Control Persons.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26. Activities of Investment Adviser.

Mr. Bernard B. Klawans, owner of the Investment Adviser, is minor owner of Valley Forge Software Corp. that leases student scheduling software to junior & senior public schools.

Item 27. Principal Underwriter. None.

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant; 1375 Anthony Wayne Drive, Wayne, PA 19087.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. None.

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, State of Pennsylvania, on the
 24th day of March, 2009.

                                 Valley Forge Fund


                                 By: /s/ Bernard B. Klawans
                                 Bernard B. Klawans, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature
                                        Title

                                                                  Date

/s/Bernard B. Klawans
                                                                  03/24/09
Bernard B. Klawans             Director and President



/s/ Sandra K. Texter
                                                                  03/24/09
Sandra K. Texter                     Treasurer



/s/ Donald A. Peterson
                                                                  03/24/09
Donald A. Peterson           Director and Chairman of The Board



/s/ Victor J. Belanger                                            03/24/09

Victor J. Belanger                     Director



/s/ Dr. James P. King

Dr. James P. King                      Director                   03/24/09

                               VALLEY FORGE FUND
           PART C - EXHIBIT LIST FOR POST-EFFECTIVE AMENDMENT NO. 45
                          AS FILED ON MARCH 24, 2009

                                 EXHIBIT INDEX

EXHIBIT INDEX

ITEM 23


      H1- Reimbursement Agreements - Officers/Directors

      H2- Trustar Financial Services Contract

      P - Code of Ethics - Purchase and Sale of Fund's Securities

      J - Consent of Independent Registered Public Accounting Firm